UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

1285 W. Pender St., Suite 110, Vancouver, British Columbia, Canada, V6E 4B1 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act

            (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act

            (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

            (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

            (17 CRF 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference Magnus International Resources Inc.’s Preliminary Soil Geochemistry Results from the Huidong Property and press releases attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Preliminary Soil Geochemistry Results from Huidong
Exhibit 99.2	Press Release dated March 4, 2005.
Exhibit 99.3	Press Release dated March 6, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2005

                                                                        MAGNUS INTERNATIONAL RESOURCES INC.

                                                                        By:       /s/ Graham Taylor

                                                                        Name:  Graham Taylor

                                                                        Title:  President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Preliminary Soil Geochemistry Results from Huidong	6
Exhibit 99.2	Press Release dated March 4, 2005.	16
Exhibit 99.3	Press Release dated March 6, 2005.	20